UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2015

Commercial Vehicle Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-289-5360

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting (defined below), the Company’s stockholders approved an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors and provide for the annual election of directors. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. (the “Company”), held on May 15, 2015 in New Albany, Ohio (the “Annual Meeting”), the stockholders of the Company (i) approved a proposal amending the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors and providing for the annual election of directors; (ii) approved a proposal electing the persons listed below to serve as directors of the Company until the 2016 Annual Meeting of Stockholders; (iii) did not approve an amendment to the Company’s Amended and Restated By-Laws to designate Delaware Chancery Court as the exclusive forum for certain legal actions; (iv) approved, by a non-binding advisory vote, a proposal on the compensation of the Company’s executive officers; and (v) ratified a proposal appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2015 (the “Proxy Statement”).

The number of shares of common stock entitled to vote at the Annual Meeting was 30,026,360 shares, representing the number of the Company’s shares outstanding as of March 26, 2015, the record date for the Annual Meeting. The following sets forth information regarding the results of the voting on each matter at the Annual Meeting:

a.	The proposal regarding amendments to the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors and providing for the annual election of directors was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,045,162	133,143	4,362	3,570,734

b.	The following directors were elected for terms expiring at the Company’s Annual Meeting in 2016:

Name	Votes For	Votes Withheld	Broker Non-Votes
Harold C. Bevis	23,751,971	430,696	3,570,734
Roger L. Fix	23,763,137	419,530	3,570,734

c.	The proposal regarding an amendment to the Company’s Amended and Restated By-Laws to designate Delaware Chancery Court as the exclusive forum for certain legal actions was not approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,957,382	11,050,762	174,523	3,570,734

d.	The non-binding advisory proposal to approve the compensation of the named executive officers as disclosed in the Proxy Statement was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,097,898	1,068,813	15,956	3,570,734

e.	The appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2015 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
27,518,496	224,210	10,695	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment, dated May 15, 2015, of the Amended and Restated Certificate of Incorporation of Commercial Vehicle Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 15, 2015	By:	/s/ Brent A. Walters
		Name:	Brent A. Walters
		Title:	SVP, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment, dated May 15, 2015, of the Amended and Restated Certificate of Incorporation of Commercial Vehicle Group, Inc.

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